Supplement dated September 9, 2019
to the Prospectus and Statement of Additional Information (SAI), as supplemented (as applicable), of the following fund:
Fund	Prospectus & SAI Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – Partners Core Bond Fund	5/1/2019
Barbara Miller has been promoted to Global Chief Investment Officer of Customized Bond Portfolios for J.P. Morgan Investment Management Inc. (JPMIM) and will cease acting as a portfolio manager for the Fund, effective March 31, 2020 (the Effective Date). Therefore, until the Effective Date, the list of portfolio managers for JPMIM, under the caption “Fund Management” in the “Summary of VP - Partners Core Bond Fund” and under the caption "Portfolio Managers" in the "More Information About VP - Partners Core Bond Fund - Portfolio Management" sections are hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Richard Figuly	Managing Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	2016
Barbara Miller*	Managing Director, Global Chief Investment Officer of Customized Bond Portfolios, and Portfolio Manager of JPMIM	Co-Portfolio Manager	2015
Justin Rucker	Executive Director and Portfolio Manager of JPMIM	Co-Portfolio Manager	May 2019
*	Until March 31, 2020.
The rest of the section remains the same.
Additionally, on the Effective Date, all references to Ms. Miller in the prospectus and SAI are hereby removed.
Shareholders should retain this Supplement for future reference.
S-6546-128 A (9/19)